UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

Sow Good Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 N Union Bower Rd

Irving, TX 75061

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On March 31, 2026, the Company sold and issued 1,500,000 shares of Series AAA Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series AAA Preferred Stock”) pursuant to the previously announced Securities Purchase Agreement, dated December 31, 2026, by and between the Company and David Lazar, as amended by the Amendment Agreement, dated February 18, 2026 (together, the “Stock Purchase Agreement”). Prior to closing, Mr. Lazar assigned the rights to purchase the Series AAA Preferred Stock under the Securities Purchase Agreement to a Panamanian holding company (“PanamaCo”) on March 24, 2026, pursuant to a rights purchase agreement (the “Rights Transfer”). PanamaCo subsequently transferred some of the rights to a number of investors who together with PanamaCo paid the purchase price of the Series AAA Preferred Stock of $3,000,000. The Company intends on using the proceeds from the offering for general corporate purposes and working capital.

On March 31, 2026 (the “Filing Date”), the Company filed a Certificate of Designations, Preferences and Rights of Series AAA Convertible Redeemable Preferred Stock (the “Series AAA Certificate of Designations”) with the Secretary of State of the State of Delaware. The rights, preferences and privileges of the Series AAA Preferred Stock are set forth in the Series AAA Certificate of Designations. Each share of Series AAA Preferred Stock is initially convertible into 250 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) (subject to adjustment as provided in the Series AAA Certificate of Designations) at any time at the option of the holder. The Series AAA Certificate of Designations provides certain conversion limitations based on ownership thresholds.

The Series AAA Preferred Stock shall rank:

●	senior to all of the Common Stock;

●	senior to any class or series of capital stock of the Company created after the Filing Date specifically ranking by its terms junior to the Series AAA Preferred Stock (“Junior Securities”);

●	on parity with any other class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity with the Series AAA Preferred Stock;

in each case, as to distributions of assets upon the Company’s liquidation, dissolution or winding up, whether voluntarily or involuntarily (each, a “Dissolution”).

In the event of a Dissolution, subject to any prior or superior rights of the holders of Senior Securities, holders of the Series AAA Preferred Stock will be entitled to receive, before any distributions to the holders of the Common Stock and the holders of Junior Securities and pari passu with any distributions to the holders of Parity Securities, an amount per share of Series AAA Preferred Stock equal to the greater of (i) $2.00 (subject to adjustment in the event of any stock split, combination or reclassification), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series AAA Preferred Stock been converted into Common Stock (without regard to any restrictions on conversion) immediately prior to such Dissolution. Shares of Series AAA Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock. For the avoidance of any doubt, neither a change in control of the Company, the merger or consolidation of the Company with or into any other entity, nor the sale, lease, exchange or other disposition of all or substantially all of the Company’s assets shall, in and of itself, be deemed to constitute a Dissolution.

Shares of Series AAA Preferred Stock will generally have no voting rights, except to the extent provided by applicable law, and except that the consent of the holders of a majority of the outstanding shares of Series AAA Preferred Stock will be required to (i) alter, repeal or change the powers, preferences or rights of the Series AAA Preferred Stock or alter or amend the Series AAA Certificate of Designations so as to adversely affect the Series AAA Preferred Stock, (ii) supplement, amend, restate, repeal, or waive any provision of the Company’s Restated Certificate of Incorporation or Bylaws, or file any certificate of amendment, certificate of designation, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series AAA Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Company’s Restated Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (iii) increase or decrease (other than by conversion) the number of authorized shares of Series AAA Preferred Stock; or (iv) enter into any agreement with respect to any of the foregoing. The Series AAA Preferred Stock are redeemable at the option of the Company at a price of $200 per share, plus accrued and unpaid dividends.

The foregoing description of the rights, preferences and privileges of the Series AAA Preferred Stock does not purport to be complete and is qualified in its entirety by the full text of the Series AAA Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Based in part upon the representations of the Investor in the Securities Purchase Agreement, the offering and sale of the Placement Shares will be exempt from registration under Rule 903 of Regulation S promulgated under the Securities Act. The sale of the Placement Shares by the Company in the Private Placement will not be registered under the Securities Act or any state securities laws and such shares may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such shares will not involve a public offering and will be made without general solicitation or general advertising. In the Securities Purchase Agreement, the Investor represented, among other things, that it is a “non-U.S. person” as defined under Regulation S, that it is not acquiring the Placement Shares for the account or benefit of a U.S. Person and that it is acquiring the Placement Shares for investment purposes only and not with a view to any immediate resale, distribution or other disposition of the Placement Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers

In connection with the Rights Transfer and the issuance and sale of the Series AAA Preferred Stock, On March 31, 2026, David Lazar resigned as Chief Executive Officer of the Company. Mr. Lazar did not resign as a result of any disagreements regarding policies or operations of the Company. He will remain as a member of the Board of Directors of the Company (the “Board”), however he will no longer be the chairman of the Board.

In addition, Ms. Donna Guy informed the Board that she would be resigning as Chief Financial Officer of the Company. Ms. Guy did not resign as a result of any disagreements regarding policies or operations of the Company.

Upon the Resignation of Mr. Lazar and Ms. Guy, the Board appointed Mr. Yisroel Goldberg as Chief Executive Officer and Chief Financial Officer of the Company. Mr. Goldberg is currently the Company’s Chief Commercial Officer.

Resignation of Directors

On March 31, 2026, the Company’s board of directors (the “Board”) accepted the resignation of Claudia Goldfarb, Ira Goldfarb, Edward Shensky, Lyle Berman, and Jeff Rubin as directors of the Board, effective as of the closing of the Series AAA Preferred Stock (the “Board Resignations”). None of the members of the Board who resigned in connection with the Board Resignations did so as a result of any disagreements with the Company on policies or operations. Mr. Berman was a member of the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee. Mr. Shensky was a member of the Audit Committee and Nominating and Corporate Governance Committee.

Election of Directors

On March 31, 2025, the Board elected Yisroel Goldberg, Binyomin Posen, Joseph Labkowski and Jack Wortzman, effective upon the Board Resignations, to serve on the Board until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

Yisroel Goldberg, age 42, is the Company’s Chief Commercial Officer since February 13, 2026, and is a real estate asset manager and fiduciary with over 15 years of hands-on experience driving performance across portfolio operations, value-add execution, and financial discipline. He is the asset manager at YSG Capital since 2020, where he oversees the day-to-day management of multi-state U.S. portfolio consisting of residential apartment communities and land development projects. He is responsible for overall operating performance, including leasing strategy, expense control, staffing, capital improvements, and asset-level reporting. He leads cross-functional property teams across administrative, property management, and maintenance operations, while identifying and executing value-add initiatives designed to increase revenue and enhance long-term asset performance. He also coordinates financing efforts through established relationships to support portfolio stability and growth. In addition, he supports trust administration and oversees portfolio financials and accounting processes for over 10 years. Previously, Mr. Goldberg served as asset manager at Braham Capital between 2011 and 2020, where he led day-to-day oversight of a large multi-state U.S. residential portfolio, and was accountable for operating performance across leasing, expense control, staffing, capital improvements, and asset-level reporting. He managed cross-functional property teams (administrative, property management, and maintenance), identified and capitalized value-add opportunities to expand revenue capacity and coordinated competitive financing through long-standing banking relationships aligned with long-term portfolio stability. Between 2013 and 2017, Mr. Goldberg was property manager at Park Management, where he managed a large portfolio of HUD and Mitchell-Lama affordable housing units. In that role, he supervised office and maintenance personnel, coordinated roving crews, maintained strong tenant relations, marketed vacancies, conducted recurring property inspections, and led inspection readiness and execution for HUD/REAC compliance. He also implemented and maintained accounting procedures and internal controls supporting operational oversight. In addition, Mr. Goldberg has served for many years as a trustee for numerous trusts, bringing a governance-forward mindset grounded in fiduciary responsibility, stewardship, and risk-aware decision-making. Mr. Goldberg received a B.S. degree in business, with primary emphasis on accounting from Excelsior College and holds a Certificate of Accounting from Daemen College.

Binyomin Posen, age 34, is a capital markets executive with over a decade of experience advising and leading public companies, particularly in the small-cap and venture sectors. He has served as chief executive officer and/or director of multiple reporting issuers, including roles with Street Capital Inc. since May 2018, Red Light Holland Corp. since March 2019, Pacific Iron Ore Corporation since July 2019, Nuran Wireless Inc. since October 2020, Waraba Gold Limited since April 2021, Global Tactical Metals Corp. since November 2021, Pegmatite One Lithium and Gold Corp. since August 2022, High Tide Inc. between July 2019 and November 2020, and other TSX Venture Exchange and CSE-listed companies, where he has been actively involved in restructurings, reverse take-over transactions and change-of-business processes. Mr. Posen was also a senior analyst with Plaza Capital Limited since December 2017, focusing on corporate finance and capital markets transactions for emerging growth companies. He holds a bachelor's degree from Talpiot College in Judaic Law.

Joseph Labkowski, age 46, is a non-profit chief executive with over 20 years of experience in strategy, operations, and stakeholder management. He has served as a director on the board of NuRAN Wireless Inc. since January 2026. Since 2004, he has served as Executive Director of Chabad of Cape Coral, effectively functioning as its chief executive officer and overseeing budgeting, financial stewardship, staff and volunteer management, vendor and contractor oversight, and day-to-day operations. He has led multiple capital projects from concept through completion, including the planning, fundraising, and construction of a modern community center. These initiatives required long-range planning, disciplined budget control, coordination with local authorities, and continuous engagement with donors and other stakeholders. In this role, Mr. Labkowski works closely with boards, advisors, and public officials, regularly reporting on performance, risk, and policy implementation. He is known for clear communication and an ability to align diverse interests. Mr. Labkowski brings governance experience, stakeholder and community-relations skills, and oversight of long-term, capital-intensive projects, providing a complementary perspective to financially and technically focused directors on a public-company board.Mr. Labkowski graduated from Central Yeshiva Lubavitch with a Master’s degree in Rabbinical Studies and received rabbinical ordination.

Jack Wortzman, age 76, played an integral role with respect to the final engineering components of the Industrial and Manufacturing Department of the Oakville Assembly Plant of Ford of Canada between August 1972 and April 1990. In this role, Mr. Wortzman led initiatives that generated measurable efficiency improvements and delivered higher quality products, including through the installation and use of robotic technology. He also held a leadership role in the design and implementation of a workload distribution and cost allocation methodology for the installation and servicing of Heating, Ventilation, and Air Conditioning (HVAC) at Enbridge Inc. and Direct Energy between December 1999 and December 2012. Mr. Wortzman holds a degree from Ryerson University in Cost Accounting.

Mr. Posen, Mr. Labkowski and Mr. Wortzman will join each of the Audit Committee with Mr. Posen acting as Audit Committee Chair, Mr. Wortzman acting as Compensation Committee Chair and Labkowski acting as Nominating and Corporate Governance Committee Chair.

There is no arrangement or understanding between Mr. Goldberg, Mr. Posen, Mr. Labkowski, Mr. Wortzman and any other person pursuant to which each of them were appointed as directors of the Company. None of Mr. Posen, Mr. Labkowski or Mr. Wortzman have a family relationship with any of the Company’s officers or directors. None of Mr. Goldberg, Mr. Posen, Mr. Labkowski, Mr. Wortzman have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series AAA Convertible Redeemable Preferred Stock, dated as of March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

	By:	/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

Date: March 31, 2026